                                                                    EXHIBIT 11.1

                             PUMA TECHNOLOGY, INC.
                  STATEMENT REGARDING COMPUTATION OF PRO FORMA
                               NET LOSS PER SHARE
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                                                                       YEAR ENDED
                                                                                                         7/31/96
                                                                                                       -----------
Net loss.............................................................................................   $  (2,401)
                                                                                                       -----------
                                                                                                       -----------
Weighted average of common stock outstanding.........................................................       2,833
Weighted average of preferred stock outstanding, on an as-if converted basis.........................       4,089
Shares, options and warrants included pursuant to Staff Accounting Bulletin No. 83...................       2,552
                                                                                                       -----------
Shares used in pro forma per share computation.......................................................       9,474
                                                                                                       -----------
                                                                                                       -----------
Pro forma net loss per share.........................................................................   $   (0.25)
                                                                                                       -----------
                                                                                                       -----------